                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Portfolio of Investments....................   4
     Statement of Assets and Liabilities.........   7
     Statement of Operations.....................   8
     Statement of Changes in Net Assets..........   9
     Financial Highlights........................  10
     Notes to Financial Statements...............  12
     Report of Independent Accountants...........  14

    MOSH ANR 2/97

                            LETTER TO SHAREHOLDERS


               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

                     DENNIS J. MCDONNELL AND DON G. POWELL

February 10, 1997

Dear Shareholder,

  Bond prices appreciated during the second half of 1996, recovering much of the ground they had lost in the first half of the year. Slower economic growth and moderate inflation eased fears that the Federal Reserve Board would raise interest rates. Specifically, economic growth (real gross domestic product, adjusted for inflation) slowed to 2.0 percent in the third quarter, signifi-cantly lower than the 4.7 percent recorded in the second quarter. Employment costs fell, and the Fed refrained from tightening credit. By year end, the yield on the 30-year Treasury bond retreated from above 7.0 percent in July and September to approximately 6.6 percent. A strong dollar encouraged heavy buying of U.S. Treasuries by foreign investors, which also supported the market.
  During much of the second half of the year, municipal bonds outperformed Treasuries, due to supply-and-demand fundamentals. According to early esti-mates, the net outstanding issues of municipal bonds (new issues minus maturi-ties and calls) increased by a small amount in 1996. This relatively small increase helped to maintain good value in tax-exempt investments. Also, con-cerns over tax reform abated, which strengthened the demand for municipal se-curities.

PORTFOLIO STRATEGY

  We continue to manage the Fund in a relatively conservative manner in order to seek to preserve shareholders' capital. The Fund's average maturity was shortened from 18 years during the first six months of 1996 to near 14 years because of rising interest rates, and the Fund's duration has remained stable at seven years. Maturity is the date on which a bond is scheduled to repay the principal (par value) to the bondholders. Duration, which is expressed in years, is a measure of a bond's price sensitivity to changes in interest rates. The longer the Fund's duration, the greater the effect of changes in interest rate movements on net asset value. The stable duration allows the Fund the potential to appreciate in value when interest rates fall, while the shorter maturity may help preserve the Fund's principal value in rising inter-est rate environments.
  In terms of credit quality, approximately 82 percent of the Fund's net as-sets are rated investment grade (BBB-rated and above). About 35 percent of the Fund's portfolio is comprised of AAA-rated securities, the highest credit rat-ing assigned to bonds by Standard & Poor's Ratings Group. Nearly 14 percent of the bonds have been pre-refunded and are fully backed by U.S. Treasuries, which have the highest credit worthiness in the bond market. These bonds in-volve very little credit risk, are highly liquid, and typically respond quickly to interest rate changes. Among the remaining assets, BBB-rated and A-rated categories of bonds pay higher yields than AAA-rated debt and tend to be less sensitive to interest rate fluctuations.

                                       1
                                                          Continued on page two

  We continued to hold a diverse portfolio of bonds that includes essential service revenue bonds as well as general-obligation debt. The Fund's largest revenue service sectors are electric utilities, health care, water and sewage, and transportation.

[PIE CHART APPEARS HERE]

    Portfolio Composition by Credit Quality
              as a Percentage of Long-Term Investments as of December 31, 1996

AAA                                          34.5%
AA                                            4.9%
A                                            17.1%
BBB                                          25.6%
BB                                            3.3%
Non-Rated                                    14.6%

[PIE CHART APPEARS HERE]

              as of June 30, 1996

AAA                                          34.4%
AA                                           11.2%
A                                            13.1%
BBB                                          21.7%
BB                                            4.1%
Non-Rated                                    15.5%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's the Moody's rating is used.


PERFORMANCE SUMMARY

  The Fund's one-year total return at net asset value was 4.59 percent, includ-ing reinvestment of all dividends. Many closed-end municipal bond funds, such as this one, currently offer higher after-tax yields than taxable income alter-natives. The Fund generated a tax-exempt distribution rate of 6.20 percent, based on the ending net asset value of $19.34 per share as of December 31, 1996. For shareholders in the federal income tax bracket of 36 percent, this distribution rate is equivalent to a yield of 9.69 percent on a taxable invest-ment.

OUTLOOK

  We believe that the economy will grow at a modest pace this year, near 2.5 percent. Although economic growth could be accompanied by some short-term mar-ket fluctuation, we do not believe it will be strong enough to reignite price pressures. The results of the November elections reinforce this view--the com-bination of a Democratic president and a Republican Congress should help re-strain potential spending increases and large tax cuts, and therefore keep the budget deficit under control.
  We believe there is a possibility that the Fed will grow more concerned about the economy's strength and nudge interest rates higher in 1997, though not be-fore March. The stock market is another factor that may influence the perfor-mance of bonds this year. Also, if the stock market suffers a protracted setback, the demand for bonds, including municipal securities, could increase.
  Overall, our expectation is that most fixed-income products will have rela-tively uneventful performance during the year. While we expect the Fund to pro-vide regular dividend income, we do not look for significant fluctuations in share price. Finally, we will continue to monitor any new developments in the financial markets and in Washington in order to evaluate their potential impact on the Fund.

                                       2
                                                         Continued on page three

CORPORATE NEWS

  As you may be aware, shareholders approved the acquisition of VK/AC Holding, Inc. by Morgan Stanley Group Inc. We believe this acquisition will further help investors achieve their long-term goals. Morgan Stanley's strong global pres-ence and commitment to superior investment performance complement our broad range of investment products, money management capability, and high level of service. Thank you for your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                               Coupon  Maturity Market Value
-------------------------------------------------------------------------------
        MUNICIPAL BONDS
        ARIZONA 3.4%
 $1,000 Gila Cnty, AZ Indl Dev Auth Rev Pollutn
        Ctl Asarco Inc Rfdg....................    8.900% 07/01/06  $ 1,051,320
    200 Scottsdale, AZ Indl Dev Auth Rev First
        Mtg Westminster Vlg Proj (Prerefunded @
        06/01/97)..............................   10.000  06/01/17      211,036
                                                                    -----------
                                                                      1,262,356
                                                                    -----------
        ARKANSAS 2.9%
  1,000 Independence Cnty, AR Pollutn Ctl Rev
        MS Pwr & Light Co Proj Ser C...........    9.500  07/01/14    1,085,210
                                                                    -----------
        CALIFORNIA 2.5%
    400 Foothill/Eastern Tran Corridor Agy CA
        Toll Road Rev Sr Lien Ser A............    6.000  01/01/16      404,684
    500 Irvine Ranch, CA Wtr Dist Jt Pwrs Agy
        Local Pool Rev Issue II................    8.250  08/15/23      529,780
                                                                    -----------
                                                                        934,464
                                                                    -----------
        COLORADO 3.3%
    500 Highlands Ranch Metro Dist No 1 CO Rfdg
        & Impt Ser A (Prerefunded @ 09/01/02)..    7.300  09/01/12      579,040
    500 Mountain Vlg Metro Dist CO San Miguel
        Cnty Rfdg..............................    7.950  12/01/03      521,760
    100 Southtech Metro Dist CO Rfdg
        (Prerefunded @ 12/01/97)...............    9.500  12/01/11      106,123
                                                                    -----------
                                                                      1,206,923
                                                                    -----------
        CONNECTICUT 4.3%
  1,000 Bridgeport, CT Ser A Rfdg (AMBAC Insd).    6.000  09/01/06    1,074,250
    500 Connecticut St Hlth & Edl Fac Auth Rev
        Univ Hartford Ser D Rfdg...............    6.750  07/01/12      507,920
                                                                    -----------
                                                                      1,582,170
                                                                    -----------
        DELAWARE 0.8%
    250 Delaware St Econ Dev Auth Rev
        Osteopathic Hosp Assoc DE Ser A........    6.750  01/01/13      282,398
                                                                    -----------
        FLORIDA 2.1%
    500 Dade Cnty, FL Spl Oblig Courthouse Cent
        Proj...................................    5.900  04/01/10      514,280
    250 Plantation, FL Hlth Fac Auth Rev
        Covenant Retirement Cmnty Inc Rfdg.....    7.750  12/01/22      268,297
                                                                    -----------
                                                                        782,577
                                                                    -----------
        ILLINOIS 5.3%
    400 Chicago, IL Emergency Tele Sys (FGIC
        Insd)..................................    5.600  01/01/10      408,528
    100 Crestwood, IL Tax Increment Rev Rfdg...    7.250  12/01/08      101,068
    200 Illinois Hlth Fac Auth Rev Mem Hosp....    7.250  05/01/22      206,382
  1,000 Kane Cnty, IL Sch Dist No 131 Aurora
        East Side (FSA Insd)...................    5.350  01/01/04    1,034,170
    100 Round Lake Beach, IL Tax Increment Rev
        Rfdg...................................    7.200  12/01/04      104,020
    105 Saint Charles, IL Indl Dev Rev Tri-City
        Cent Proj..............................    7.500  11/01/13      108,890
                                                                    -----------
                                                                      1,963,058
                                                                    -----------
        INDIANA 6.5%
    100 Carmel, IN Retirement Rent Hsg Rev
        Beverly Enterprises Inc Proj Rfdg......    8.750  12/01/08      113,125
  1,000 Columbus, IN Four Star Sch Bldg Corp
        First Mtg (MBIA Insd)..................    6.000  01/15/06    1,068,990
    500 Indiana Muni Pwr Agy Pwr Supply Sys Rev
        Ser A Rfdg.............................    5.750  01/01/18      494,595
    195 Indiana St Hsg Fin Auth Single Family
        Mtg Rev Ser B-1........................    6.150  07/01/17      200,119
    500 Indiana Tran Fin Auth Arpt Fac Lease
        Rev United Airls Ser A.................    6.250  11/01/16      511,115
                                                                    -----------
                                                                      2,387,944
                                                                    -----------
        IOWA 0.3%
    100 Iowa Fin Auth Multi-Family Rev Hsg Park
        West Proj Rfdg.........................    8.000  10/01/23      101,328
                                                                    -----------
        KANSAS 0.7%
    250 Newton, KS Hosp Rev Newton Hlthcare
        Corp Ser A.............................    7.375  11/15/14      268,655
                                                                    -----------

                                       4
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                               Coupon  Maturity Market Value
-------------------------------------------------------------------------------
        LOUISIANA 6.1%
 $  500 Saint John Baptist Parish LA Sales Tax
        Dist Pub Impt Ser
        ST-1987................................    7.600% 01/01/08  $   588,525
    500 Saint John Baptist Parish LA Sales Tax
        Dist Pub Impt Ser
        ST-1987................................    7.600  01/01/09      589,420
  1,000 West Feliciana Parish, LA Pollutn Ctl
        Rev Gulf States Util Co Proj Ser A.....    7.500  05/01/15    1,076,960
                                                                    -----------
                                                                      2,254,905
                                                                    -----------
        MASSACHUSETTS 3.5%
  1,000 Massachusetts St Hlth & Edl Fac Auth
        Rev Rfdg Winchester Hosp Ser D (Conn
        Insd)..................................    5.800  07/01/09    1,019,010
    250 Massachusetts St Indl Fin Agy Indl Rev
        Beverly Enterprises Inc/Gloucester &
        Lexington Projs Rfdg...................    8.000  05/01/02      268,500
                                                                    -----------
                                                                      1,287,510
                                                                    -----------
        MICHIGAN 4.3%
    500 Detroit, MI Ser 87A (Prerefunded @
        04/01/97)..............................    8.625  04/01/07      515,875
  1,000 Michigan St Underground Storage Tank
        Finl Assurn Auth Rev Ser I Rfdg (AMBAC
        Insd)..................................    6.000  05/01/05    1,079,410
                                                                    -----------
                                                                      1,595,285
                                                                    -----------
        MINNESOTA 3.2%
  1,000 Centennial Indpt Sch Dist No 12 MN Ser
        A (MBIA Insd)..........................    5.600  02/01/05    1,060,590
    100 Minneapolis, MN Hlth Care Fac Rev
        Ebenezer Society Proj Ser A............    7.000  07/01/12      100,063
                                                                    -----------
                                                                      1,160,653
                                                                    -----------
        MISSISSIPPI 0.7%
    250 Ridgeland, MS Urban Renewal Rev The
        Orchard Ltd Proj Ser A Rfdg............    7.750  12/01/15      257,108
                                                                    -----------
        NEVADA 3.2%
  1,185 Reno, NV Redev Agy Tax Alloc Sub Tax
        Alloc Ser A Rfdg.......................    6.000  06/01/10    1,173,103
                                                                    -----------
        NEW HAMPSHIRE 0.3%
    100 New Hampshire Higher Edl & Hlth Fac
        Auth Rev Daniel Webster College Issue
        Rfdg...................................    7.625  07/01/16      102,923
                                                                    -----------
        NEW YORK 9.5%
    500 New York City Ser B1...................    7.375  08/15/13      545,190
    150 New York City Indl Dev Agy Civic Fac
        Marymount Manhattan College Proj.......    7.000  07/01/23      158,750
  1,350 New York City Muni Wtr Fin Auth Wtr &
        Swr Sys Rev Ser A......................    5.000  06/15/17    1,226,083
  1,000 New York St Dorm Auth Rev St Univ Edl
        Fac Ser A Rfdg.........................    6.500  05/15/06    1,075,420
    500 New York St Dorm Auth Rev City Univ Sys
        Ser C Rfdg.............................    6.000  07/01/16      500,625
                                                                    -----------
                                                                      3,506,068
                                                                    -----------
        OHIO 2.3%
    500 Cleveland, OH Pkg Fac Rev Impt
        (Prerefunded @ 09/15/02)...............    8.000  09/15/12      594,350
    220 Fairfield, OH Econ Dev Rev Beverly
        Enterprises Inc Proj Rfdg..............    8.500  01/01/03      237,787
                                                                    -----------
                                                                        832,137
                                                                    -----------
        OKLAHOMA 1.6%
    500 Tulsa, OK Indl Auth Hosp Rev Tulsa Regl
        Med Cent (Prerefunded @ 06/01/03)......    7.200  06/01/17      576,855
                                                                    -----------
        OREGON 2.8%
  1,000 Marion Cnty, OR Solid Waste & Elec Rev
        Ogden Martin
        Sys Marion Rfdg (AMBAC Insd)...........    5.500  10/01/06    1,048,360
                                                                    -----------

                                       5
                                               See Notes to Financial Statements

                               December 31, 1996

-------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                               Coupon  Maturity Market Value
-------------------------------------------------------------------------------
        PENNSYLVANIA 3.2%
 $  150 Doylestown, PA Hosp Auth Hosp Rev Pine
        Run Ser A..............................    7.200% 07/01/23  $   154,802
    500 Fayette Cnty, PA Hosp Auth Hosp Rev The
        Uniontown Hosp Proj (Prerefunded @
        07/01/97)..............................    7.625  07/01/15      519,390
    100 Montgomery Cnty, PA Indl Dev Auth Rev
        1st Mtg The Meadowood Corp Proj Ser A
        Rfdg...................................   10.250  12/01/20      122,638
    100 Montgomery Cnty, PA Indl Dev Auth Rev
        Pennsburg Nursing & Rehab Cent.........    7.625  07/01/18       98,444
    250 Scranton-Lackawanna, PA Hlth & Welfare
        Auth Rev Moses Taylor Hosp Proj Ser B..    8.500  07/01/20      272,172
                                                                    -----------
                                                                      1,167,446
                                                                    -----------
        SOUTH CAROLINA 3.0%
  1,150 Piedmont Muni Pwr Agy SC Elec Rev Ser A
        Rfdg...................................    5.750  01/01/24    1,113,280
                                                                    -----------
        SOUTH DAKOTA 0.3%
    100 South Dakota St Hlth & Edl Fac Auth Rev
        Huron Regl Med Cent....................    7.250  04/01/20      103,107
                                                                    -----------
        TENNESSEE 2.6%
    895 Tennessee Hsg Dev Agy Home Ownership
        Pgm....................................    6.800  07/01/17      940,493
                                                                    -----------
        UTAH 6.2%
  1,550 Intermountain Pwr Agy UT Pwr Supply Rev
        Ser 86 B...............................    5.000  07/01/16    1,411,368
    950 Intermountain Pwr Agy UT Pwr Supply Rev
        Ser 86 C...............................    5.000  07/01/18      869,278
                                                                    -----------
                                                                      2,280,646
                                                                    -----------
        VIRGINIA 0.9%
     65 Covington-Alleghany Cnty, VA Indl Dev
        Auth Beverly Enterprises Inc Proj Rfdg.    9.375  09/01/01       72,340
    250 Virginia St Hsg Dev Auth Comwlth Mtg
        Ser A..................................    7.100  01/01/17      260,323
                                                                    -----------
                                                                        332,663
                                                                    -----------
        WASHINGTON 4.3%
  1,000 Washington St Pub Pwr Supply Sys
        Nuclear Proj No 1 Rev Ser A Rfdg (AMBAC
        Insd)..................................    6.000  07/01/07    1,051,700
    500 West Richland, WA Wtr & Swr Rev (MBIA
        Insd)..................................    7.000  12/01/14      548,590
                                                                    -----------
                                                                      1,600,290
                                                                    -----------
        WISCONSIN 2.9%
    500 Wisconsin Hsg & Econ Dev Auth Home
        Ownership Rev Ser E....................    7.350  01/01/17      529,545
    500 Wisconsin St Hlth & Edl Fac Auth Rev
        Wheaton Franciscan Svcs Inc Rfdg
        (Prerefunded @ 08/15/98)...............    8.200  08/15/18      541,845
                                                                    -----------
                                                                      1,071,390
                                                                    -----------
        WYOMING 3.5%
  1,000 Campbell Cnty, WY Sch Dist No 1........    5.350  06/01/04    1,032,680
    250 Laramie Cnty, WY Hosp Rev Mem Hosp Proj
        (AMBAC Insd)...........................    6.700  05/01/12      268,417
                                                                    -----------
                                                                      1,301,097
                                                                    -----------

TOTAL LONG-TERM INVESTMENTS 96.5%
 (Cost $33,009,803) (a)............................................  35,562,402
SHORT-TERM INVESTMENTS AT AMORTIZED COST 1.6%......................     600,000
OTHER ASSETS IN EXCESS OF LIABILITIES 1.9%.........................     685,760
                                                                    -----------
NET ASSETS 100.0%.................................................. $36,848,162
                                                                    -----------

(a) At December 31, 1996, for federal income tax purposes cost is $33,009,803, the aggregate gross unrealized appreciation is $2,555,435 and the aggregate gross unrealized depreciation is $2,836, resulting in net unrealized appreciation of $2,552,599.

Insurers:
AMBAC--AMBAC Indemnity Corp.     FSA--Financial Security Assurance Inc.
Conn--Connie Lee                 MBIA--Municipal Bond Investor's Assurance
                                 Corp.
FGIC--Financial Guaranty Insurance Corp.

                                       6
                                              See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $33,009,803) (Note
1)................................................................  $35,562,402
Short-Term Investments (Note 1)...................................      600,000
Cash..............................................................       92,333
Receivables:
 Interest.........................................................      787,318
 Investments Sold.................................................       35,000
Other.............................................................          637
                                                                    -----------
 Total Assets.....................................................   37,077,690
                                                                    -----------
LIABILITIES:
Payables:
 Income Distributions.............................................      190,528
 Investment Advisory Fee (Note 2).................................       10,770
Accrued Expenses..................................................       28,230
                                                                    -----------
 Total Liabilities................................................      229,528
                                                                    -----------
NET ASSETS........................................................  $36,848,162
                                                                    -----------
NET ASSETS CONSIST OF:
Common Shares ($1.00 par value, authorized 5,000,000 shares,
1,910,907 shares issued, of which 5,625 are held in treasury and
1,905,282 shares are outstanding).................................  $ 1,905,282
Paid in Surplus...................................................   31,989,609
Net Unrealized Appreciation on Investments........................    2,552,599
Accumulated Undistributed Net Investment Income...................      400,672
                                                                    -----------
NET ASSETS........................................................  $36,848,162
                                                                    -----------
NET ASSET VALUE PER SHARE ($36,848,162 divided by 1,905,282 shares
outstanding)......................................................  $     19.34
                                                                    -----------

                                       7
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest............................................................  $2,349,739
                                                                      ----------
EXPENSES:
Investment Advisory Fee (Note 2)....................................     166,721
Directors Fees and Expenses (Note 4)................................      49,946
Legal...............................................................      17,799
Printing............................................................      17,031
Other...............................................................      33,106
                                                                      ----------
 Total Expenses.....................................................     284,603
 Less Expenses Reimbursed (Note 2)..................................      37,049
                                                                      ----------
 Net Expenses.......................................................     247,554
                                                                      ----------
NET INVESTMENT INCOME...............................................  $2,102,185
                                                                      ----------
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments....................................  $  206,450
                                                                      ----------
Unrealized Appreciation/Depreciation on Investments:
 Beginning of the Period............................................   3,198,568
 End of the Period..................................................   2,552,599
                                                                      ----------
Net Unrealized Depreciation on Investments During the Period........    (645,969)
                                                                      ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.....................  $ (439,519)
                                                                      ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........................  $1,662,666
                                                                      ----------

                                       8
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                  Year Ended         Year Ended
                                           December 31, 1996  December 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................       $ 2,102,185        $ 2,418,199
Net Realized Gain on Investments..........           206,450            585,047
Net Unrealized Appreciation/Depreciation
on Investments............................          (645,969)         1,980,331
                                                 -----------        -----------
Change in Net Assets from Operations......         1,662,666          4,983,577
                                                 -----------        -----------
Distributions from Net Investment Income..        (2,000,547)        (2,476,866)
Distributions from and in Excess of Net
Realized Gain on Investments..............          (666,849)               -0-
                                                 -----------        -----------
 Total Distributions......................        (2,667,396)        (2,476,866)
                                                 -----------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES................................        (1,004,730)         2,506,711
                                                 -----------        -----------
NET ASSETS:
Beginning of the Period...................        37,852,892         35,346,181
                                                 -----------        -----------
End of the Period (Including accumulated
 undistributed net investment income of
 $400,672 and $370,702, respectively).....       $36,848,162        $37,852,892
                                                 -----------        -----------

                                       9
                                               See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

------------------------------------------------------------------------------

                           ---------------------------------------------------
                                                    1996    1995   1994
---------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...........   $19.87  $18.55 $20.36
                                                     -------  ------ ------
 Net Investment Income.............................    1.103    1.27   1.36
 Net Realized and Unrealized Gain/Loss on
  Investments......................................    (.233)   1.35  (1.80)
                                                     -------  ------ ------
Total from Investment Operations...................     .870    2.62   (.44)
                                                     -------  ------ ------
Less:
 Distributions from Net Investment Income..........    1.050    1.30   1.37
 Distributions from Net Realized Gain on
  Investments (Note 1).............................     .350     -0-    -0-
                                                     -------  ------ ------
Total Distributions................................    1.400    1.30   1.37
                                                     -------  ------ ------
Net Asset Value, End of the Period.................  $19.340  $19.87 $18.55
                                                     -------  ------ ------
Total Return.......................................    4.59%  14.12% (2.16%)
Net Assets at End of the Period (In millions)......    $36.8   $37.9  $35.3
Ratio of Expenses to Average Net Assets*...........     .67%    .64%   .74%
Ratio of Net Investment Income to Average Net
 Assets*...........................................    5.67%   6.54%  7.03%
Portfolio Turnover.................................      35%     21%    18%

*If certain expenses had not been assumed by VKAC,
total return would have been lower and the ratios
would have been as follows:
Ratio of Expenses to Average Net Assets............     .77%    .69%   .76%
Ratio of Net Investment Income to Average Net
Assets.............................................    5.57%   6.49%  7.01%

N/A = Not Applicable

--------------------------------------------------------------------------------

                                 Year Ended December 31,
----------------------------------------------------------------------------------------------
 1993        1992           1991           1990            1989           1988           1987
----------------------------------------------------------------------------------------------
$19.88      $19.45         $18.83         $19.54          $18.86         $17.99         $19.10
------      ------         ------         ------          ------         ------         ------
  1.41        1.36          1.455           1.46            1.47           1.47           1.46
   .47         .47           .665           (.67)            .71            .85          (1.12)
------      ------         ------         ------          ------         ------         ------
  1.88        1.83           2.12            .79            2.18           2.32            .34
------      ------         ------         ------          ------         ------         ------
  1.40        1.40           1.50           1.50            1.50           1.45           1.45
   -0-         -0-            -0-            -0-             -0-            -0-            -0-
------      ------         ------         ------          ------         ------         ------
  1.40        1.40           1.50           1.50            1.50           1.45           1.45
------      ------         ------         ------          ------         ------         ------
$20.36      $19.88         $19.45         $18.83          $19.54         $18.86         $17.99
------      ------         ------         ------          ------         ------         ------
 9.46%       9.41%         11.26%          4.04%          11.56%         12.90%          1.78%
 $38.8       $37.9          $37.1          $35.9           $37.2          $35.9          $34.3
  .73%        .85%           .77%           .81%            .85%           .85%           .84%
 6.93%       6.91%          7.59%          7.67%           7.57%          7.93%          7.92%
    5%         15%             2%             1%              0%             5%            37%
  .78%         N/A            N/A            N/A             N/A            N/A            N/A
 6.88%         N/A            N/A            N/A             N/A            N/A            N/A

                                       11
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Mosher, Inc. (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income that is exempt from federal income tax by investing primarily in municipal debt securities.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prepa-ration of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent as-sets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in municipal bonds are valued at the most re-cently quoted bid prices or at bid prices based on a matrix system (which con-siders such factors as security prices, yields, maturities and ratings) furnished by dealers and an independent pricing service. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.
  The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet prin-cipal and interest payments. Securities rated below investment grade and compa-rable unrated securities represented approximately 18% of the Fund's investment portfolio at the end of the period.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date ba-sis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggre-gate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1996, there were no when issued or delayed delivery purchase commitments.

                               December 31, 1996

-------------------------------------------------------------------------------

C. INVESTMENT INCOME-Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the life of each appli-cable security. Market discounts are recognized at the time of sale as real-ized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment compa-nies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distrib-uted annually. Permanent book and tax basis differences of $71,668 relating to the recharacterization of distributions from net realized gains were reclassi-fied from net realized gain/loss on investments to accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .45% of average weekly net assets. As of July 1, 1995, the Adviser voluntarily agreed to waive all management fees in excess of .35% of the Fund's average weekly net assets.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $13,127,527 and $12,595,098, re-spectively.

4. DIRECTORS COMPENSATION
Fund directors who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $3,000 plus a fee of $750 per Board meeting and $200 per Committee meeting attended. During the period, such fees aggregated $46,900.

5. SUBSEQUENT EVENT
On February 20, 1997, the Fund entered into a letter of intent with A I M Man-agement Group Inc. to effect a combination transaction between the Fund and A I M Municipal Bond Fund. The transaction is subject to execution of a defini-tive agreement, common shareholder approval and compliance with applicable regulatory requirements.

                       REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Directors and Shareholders of Mosher, Inc.:

We have audited the accompanying statement of assets and liabilities of Mosher, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the ten-year pe-riod then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our au-dits.
  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mo-sher, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the pe-riod then ended, and the financial highlights for each of the years in the ten-year period presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Houston, Texas
January 17, 1997

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Growth Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

MORGAN STANLEY FUND, INC.
 Aggressive Equity Fund
 American Value Fund
 Asian Growth Fund
 Emerging Markets Fund
 Global Equity Allocation Fund
 Global Fixed Income Fund
 High Yield Fund
 International Magnum Fund
 Latin American Fund
 Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                          RESULTS OF SHAREHOLDER VOTES


  An Annual Meeting of Shareholders of the Fund was held on June 7, 1996, where shareholders voted on the election of directors and the ratification of KPMG Peat Marwick LLP as independent auditors. With regard to the election of Dougal Cameron as elected director by the shareholders of the Fund 1,140,970 shares voted in his favor, 150 shares withheld. With regard to the election of Milton
E. Eliot as elected director by the shareholders of the Fund 1,141,120 shares voted in his favor, 0 shares withheld. With regard to the election of Christo-pher T. Jones as elected director by the shareholders of the Fund 1,141,120 shares voted in his favor, 0 shares withheld. With regard to the election of Richard L. Kendall as elected director by the shareholders of the Fund 1,141,120 shares voted in his favor, 0 shares withheld. With regard to the election of John H. Lindsey as elected director by the shareholders of the Fund 1,140,970 shares voted in his favor, 150 shares withheld. With regard to the election of Robert C. McNair as elected director by the shareholders of the Fund 1,140,970 shares voted in his favor, 150 shares withheld. With regard to the election of Charles C. Ryrie as elected director by the shareholders of the Fund 1,123,969 shares voted in his favor, 17,151 shares withheld. With regard to the election of Robert Stewart, Jr. as elected director by the shareholders of the Fund 1,132,975 shares voted in his favor, 8,145 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent auditors for the Fund 1,139,673 shares voted in favor of the proposal, 0 shares voted against and 1,447 shares abstained.

  A Special Meeting of Shareholders of the Fund was held on October 29, 1996, where shareholders voted on the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 1,149,913 shares voted for the proposal, 2,000 shares voted against and 487 shares abstained.

                                 MOSHER, INC.

BOARD OF DIRECTORS

DOUGAL A. CAMERON, IV

MILTON E. ELIOT

CHRISTOPHER T. JONES

RICHARD L. KENDALL

JOHN H. LINDSEY

ROBERT C. MCNAIR

CHARLES C. RYRIE

ROBERT STEWART, JR.

OFFICERS

MILTON E. ELIOT
Chairman

CHRISTOPHER T. JONES
President

CHARLES C. RYRIE
Vice President and Treasurer

ARTHUR H. ROGERS
Secretary

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

SHAREHOLDER SERVICE AGENT

BOSTON EQUISERVE LP
P.O. Box 8200
Boston, Massachusetts 02266-8200

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02110

LEGAL COUNSEL

FULBRIGHT & JAWORSKI
1301 McKinney
Houston, Texas 77010

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
NationsBank Center
700 Louisiana
Houston, Texas 77210-4545

Inquiries about an investor's account should be referred to the Fund's Trans-fer Agent. Boston Equiserve LP
P.O. Box 8200
Boston, Massachusetts 02266-8200
Telephone: (800) 341-2929
Call collect (713) 993-0500
Ask for Closed-End Fund Account Services